UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                  THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):      August 2, 2007
                                                 -------------------------


                              HASBRO, INC.
                          --------------------
         (Exact name of registrant as specified in its charter)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)


                             (401) 431-8697
                     -------------------------------
           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


 Item 8.01  Other Events

     On August 2, 2007 Hasbro, Inc. (the "Company") issued a press release announcing that the Company's Board of Directors (the "Board") had authorized the repurchase of up to an additional $500 million of the Company's common stock, par value $.50 per share (the "Common Stock"). The press release is furnished as an exhibit to this Current Report on Form 8-K and is incorporated herein.

     The Company's Board had authorized the repurchase of up to $350 million of the Company's Common Stock in May of 2005, with utilization of this full repurchase amount having been completed in July 2006. In July 2006 the Board authorized the repurchase of an additional $350 million of the Company's Common Stock. As of August 2, 2007 only $7.9 million remained available under this July 2006 authorization, which amount remains available in addition to the $500 million repurchase authorization approved today.

     These shares may be purchased in the open market or through privately negotiated transactions. The Company has no obligation to repurchase shares under the authorization, and the timing, actual number and value of shares which are repurchased will depend on a number of factors, including the price of the Company's Common Stock. The Company may suspend or discontinue its repurchase program at any time.

Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits

     99    Press Release, dated August 2, 2007, of Hasbro, Inc.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: August 2, 2007                  By:     /s/ David D.R. Hargreaves
                                              --------------------------
                                              David D. R. Hargreaves

                                              Executive Vice President,
                                                Finance and Global
                                                Operations and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)

                                 Hasbro, Inc.
                          Current Report on Form 8-K
                             Dated August 2, 2007


                                Exhibit Index


Exhibit
No.


99   Press Release, Dated August 2, 2007, of Hasbro, Inc.